Supplement Dated March 30, 2015 to
Prospectus Dated May 1, 2011 for Protective Variable Annuity II
Prospectus Dated May 1, 2010 for ProtectiveValues Access
Prospectuses Dated May 1, 2007 for ProtectiveAccess and Protective Advantage
Prospectuses Dated May 1, 2004 for Elements Classic and Mileage Credit
Prospectus Dated May 1, 2003 for Elements Access
Prospectus Dated May 1, 2002 for Elements Plus
Issued by Protective Life Insurance Company
Protective Variable Annuity Separate Account
And
Prospectus Dated April 30, 2002 for Protective Premiere Survivor
Prospectus Dated April 20, 2001 for Protective Transitions
Issued by Protective Life Insurance Company
Protective Variable Life Separate Account

This Supplement amends certain information in your variable product prospectus (the "Prospectus"). Please read this Supplement carefully and keep it with your Prospectus for future reference.

We have been advised that, on March 27, 2015, the shareholders of the MFS® Variable Insurance Trust and MFS® Variable Insurance Trust II approved an Agreement and Plan of Reorganization (the "Plan"). Pursuant to the Plan, after the close of the New York Stock Exchange on March 27, 2015, substantially all of the assets of the MFS® Investors Growth Stock Series of the MFS® Variable Insurance Trust were combined with the assets of the MFS® Massachusetts Investors Growth Stock Portfolio of the MFS® Variable Insurance Trust II (the "Merger"). Accordingly, the Sub-Account offered under your variable product that was investing in the MFS® Investors Growth Stock Series now invests in the MFS® Massachusetts Investors Growth Stock Portfolio.

The MFS® Investors Growth Stock Series has the same investment objectives and policies as the MFS® Massachusetts Investors Growth Stock Portfolio and the same investment adviser- MFS Investment Management. In addition, the "RANGE OF EXPENSES FOR THE FUNDS," "EXAMPLE OF CHARGES," and the fees disclosed in the "Certain Payments We Receive with Regard to the Funds" section of the Prospectus have not changed as a result of the Merger.

Accordingly, this Supplement amends your Prospectus by replacing all references to the MFS® Investors Growth Stock Series with MFS® Massachusetts Investors Growth Stock Portfolio.

If you have any questions regarding this Supplement or if you wish to receive prospectuses for the MFS® Massachusetts Investors Growth Stock Portfolio or other Funds, you may contact us by writing or calling Protective Life at P.O. Box 1928, Birmingham, AL 35201-1928 or toll free at 800-456-6330.